UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                 ____________

                                   FORM 8-K

                                CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported)
                     December 17, 2007 (December 17, 2007)
                                 ____________

                       DIALYSIS CORPORATION OF AMERICA
           (Exact name of registrant as specified in its charter)

          Florida                       0-8527               59-1757642
(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)               File Number)       Identification No.)

1302 Concourse Drive, Suite 204, Linthicum, MD                  21090
   (Address of principal executive offices)                   (Zip Code)

      Registrant's telephone number, including area code: (410) 694-0500

                                 ____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On October 24, 2005, Dialysis Corporation of America (the "Company") entered into a Credit Agreement with Keybank National Association ("Keybank"), pursuant to which Keybank has provided the Company with a $15 million secured revolving credit facility (the "Credit Agreement") by means of any combination of base rate loans and/or LIBOR loans. The Credit Agreement was reported in a Current Report on Form 8-K dated October 27, 2005. Keybank and the Company entered into Amendment No. 4 to the Credit Agreement to extend the Credit Agreement for an additional year through October 24, 2009, and to provide for an aggregate of $10,000,000 in Permitted Acquisitions after January 1, 2008. A Permitted Acquisition is defined in the Credit Agreement primarily as an acquisition of dialysis operations or services.

     The proceeds of the Credit Agreement are used for development and acquisition of new dialysis centers, working capital needs, and for other general corporate purposes.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

     The information relating to the Company's entry into Amendment No. 4 to Credit Agreement is set forth in Item 1.01 above, and is incorporated in this
Item 2.03 by reference.


Item 9.01 Financial Statements and Exhibits

    (d) Exhibits

       (10) Material Contracts

            (i) Amendment No. 4 to Credit Agreement between the Company and
                Keybank National Association dated December 17, 2007


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  DIALYSIS CORPORATION OF AMERICA

                                     /s/ Stephen W. Everett
                                  By______________________________
                                     STEPHEN W. EVERETT
                                     President and Chief Executive Officer

Dated:  December 17, 2007

                               EXHIBIT INDEX

Exhibit
Number
--------

  (10) Material Contracts

       (i) Amendment No. 4 to the Credit Agreement between the Company and Keybank National Association dated December 17, 2007